UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2014

STAR SCIENTIFIC, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-15324 (Commission File Number)	52-1402131 (IRS Employer Identification No.)

4470 Cox Road

Glen Allen, Virginia 23060

(Address of principal executive offices, including zip code)

(804) 527-1970

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On June 2, 2014, Star Scientific, Inc. (the “Company”) announced that it will be changing its legal name to Rock Creek Pharmaceuticals, Inc. effective June 4, 2014. A copy of the press release announcing this change is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is filed herewith:

Exhibit

Number	Description

99.1	Press Release dated June 2, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAR SCIENTIFIC, INC.

By:	/s/ Michael J. Mullan
Michael J. Mullan
Chairman of the Board and Chief Executive Officer

Date: June 2, 2014

EXHIBIT INDEX

Exhibit

Number	Description

99.1	Press Release dated June 2, 2014.